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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2002
                                                         -----------------


                                HLM DESIGN, INC.
                                ----------------
             (Exact name of Registrant as Specified in its Charter)



                 Delaware               001-14137               56-2018819
                 --------              ------------             ----------
       (State or Other Jurisdiction    (Commission             (IRS Employer
            of Incorporation)          File Number)          Identification No.)



       121 West Trade Street
       Suite 2950
       Charlotte, North Carolina                                    28202
       ------------------------------------------------------------------
       (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code: (704) 358-0779
                                                           --------------


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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This report is an amendment to the Registrant's report on Form 8-K dated
February 26, 2002 that was filed with the Securities and Exchange Commission on March 13, 2002 (the "Initial Form 8-K Report"). This amending report contains the required financial statements referenced in the Initial Form 8-K Report.

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

On February 26, 2002, HLM Design, Inc. and Subsidiaries and Affiliates(the "Company") purchased all of the issued and outstanding common stock of HLM Design International Limited ("HLM Ltd.") (previously not affiliated with the Company) for $3.1 million in cash, subordinated promissory notes bearing interest at 7 percent in the aggregate of $3.7 million (the "Notes") and 400,000 shares of common stock of the Company pursuant to a Stock Purchase Agreement dated February 22, 2002 (the "Agreement").

The Agreement provides for, among other things, the delivery to HLM Ltd.'s former stockholders 25% of the number of shares of the common stock on each February 26, 2003, February 26, 2004, February 26, 2005 and February 26, 2006.

Notes totaling $3.2 million provide for payment of 42.2% of the principal amount on each of February 26, 2003 and February 26, 2004 and 7.8% of the principal amount on February 26, 2005 and February 26, 2006. A note for $0.2 million provides for six-month installments beginning August 26, 2002 with final payment on February 26, 2006. A note for $0.3 million provides for payment on September 4, 2002. All promissory note payment terms will be made provided there exists sufficient cash flow in HLM Ltd. as defined in the Notes.

The Company and HLM Ltd. will enter into a Management and Services Agreement, whereby the Company will manage all aspects of HLM Ltd. other than the provision of professional architecture and planning services.

The cash portion of the purchase price has been financed primarily by a Term Loan of $2.9 million between G.A. Design International Holdings Ltd ("GAIH"), a wholly owned subsidiary of the Company, and Bank of Scotland dated as of February 15, 2002.

The acquisition will be accounted for using the purchase method of accounting. The total cost of the acquisition has been preliminarily allocated to the acquired assets and assumed liabilities on the assumption that the historical amounts of assets and liabilities recorded in the accompanying proforma financial information approximate their respective fair values. The actual allocation of purchase cost, however, and the resulting effect on income may differ from the proforma amounts included herein.

For additional information concerning the transaction, reference is made to the Agreement, the Term Loan and to the press release issued on February 26, 2002, which are attached as exhibits to the Initial Form 8-K Report.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a) Financial Statements of Business Acquired. Attached as an exhibit to this amending report on Form 8-K are the following:

    FINANCIAL STATEMENTS OF HLM DESIGN INTERNATIONAL  LIMITED

Report of the Directors for the Years Ended December 31, 2000 and 2001 Independent Auditors' Report to the Shareholders of HLM Design International Limited
Consolidated Profit and Loss Accounts for the Years Ended December 31, 2000 and 2001
Consolidated Balance Sheets at December 31, 2000 and 2001
Consolidated Cash Flow Statements for the Years Ended December 31, 2000 and 2001 Notes to the Accounts for the Years Ended December 31, 2000 and 2001

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(b)  ProForma Financial Information. Attached as an exhibit to this amending report on Form 8-K are the following:

PROFORMA COMBINED FINANCIAL STATEMENTS REFLECTING THE ACQUISITION OF HLM LTD.

ProForma Combined Balance Sheet (For the Acquisition) as of February 1, 2002 (Unaudited)

ProForma Combined Statement of Operation (For the Acquisition) for the Nine Months Ended February 1, 2002 (Unaudited)

ProForma Combined Statement of Income (For the Acquisition) for the Year Ended April 27, 2001 (Unaudited)

Notes to ProForma Combined Financial Statements (For the Acquisition)(Unaudited)

(c)  Exhibits.

Exhibit
No.        Description
---        -----------
2.1* Stock Purchase Agreement dated as of December 18, 2001 among C D Liddle and others, G.A. Design International Holdings Ltd, HLM Architects Limited and HLM Design, Inc.
2.2* Supplemental Agreement to the Stock Purchase Agreement among C D Liddle and others, G.A. Design International Holdings Ltd, HLM Architects Limited and HLM Design, Inc. dated as of February 22, 2002
4.1* Put and Call Options Agreement between HLM Design, Inc. and Nicholas John Beecroft dated as of December 18, 2001
4.2* Put and Call Options Agreement between HLM Design, Inc. and Caroline Julia Buckingham dated as of December 18, 2001
4.3* Put and Call Options Agreement between HLM Design, Inc. and John Russell Ferguson dated as of December 18, 2001
4.4* Put and Call Options Agreement between HLM Design, Inc. and David Muir Cafferty dated as of December 18, 2001
4.5* Put and Call Options Agreement between HLM Design, Inc. and Roderick Charles Fraser dated as of December 18, 2001
4.6* Put and Call Options Agreement between HLM Design, Inc. and Christopher Dunbar Liddle dated as of December 18, 2001
4.7* Put and Call Options Agreement between HLM Design, Inc. and Karen Susan Mosley dated as of December 18, 2001
4.8* Put and Call Options Agreement between HLM Design, Inc. and Richard Peter Ian Parsons dated as of December 18, 2001
4.9* Put and Call Options Agreement between HLM Design, Inc. and Leslie Hunter Welsh dated as of December 18, 2001
4.10* Facility Letter between Bank of Scotland and G.A. Design International Holdings Ltd dated as of February 15, 2002
4.11* Inter Creditor Deed dated February 15, 2002 among Bank of Scotland and the Subordinated Creditors and G.A. Design International Holdings Ltd
99.1*      Press Release dated February 26, 2002
99.2 Financial Statements of HLM Design International Limited, including Independent Auditors' Report to the Shareholders
99.3 ProForma Financial Statements Reflecting the Acquisition of HLM Design International Limited

__________________
 *Previously filed.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HLM DESIGN, INC.
                                          (Registrant)


Date: May 13, 2002                   By: /s/ Joseph M. Harris
      ------------                       -----------------------
                                         Joseph M. Harris
                                         President, Chairman and Director

Date: May  13, 2002                  By: /s/ Vernon B. Brannon
      -------------                      -----------------------
                                         Vernon B. Brannon

                                         Senior Vice President, Chief Operating
                                         Officer and Chief
                                         Financial Officer

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